                                                                                                     EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of March 29, 2007,  between  Residential  Funding Company,
LLC, a Delaware  limited  liability  company  ("RFC") and  Residential  Asset  Securities  Corporation,  a Delaware
corporation (the "Company").

                                                     Recitals

         A.       RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

         B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)
originated pursuant to the Seller Contracts with respect thereto.

         C.       The  Company,  RFC, as master  servicer,  and U.S.  Bank  National  Association,  as trustee (the
"Trustee"),  are  entering  into a Pooling and  Servicing  Agreement  dated as of March 1,  2007 (the  "Pooling and
Servicing  Agreement"),  pursuant  to  which  the  Trust  proposes  to  issue  Home  Equity  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2007-KS3  (the  "Certificates")  consisting  of sixteen  classes  designated as
Class A-I-1,   Class A-I-2,   Class A-I-3,   Class A-I-4,  A-II,  Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,
Class M-5, Class M-6,  Class M-7, Class M-8, Class M-9, Class SB and Class R Certificates,  representing beneficial ownership  interests  solely in a trust  fund  consisting  primarily  of a pool that will be  divided  into (i) the adjustable  and fixed rate  one-to  four-family  mortgage  loans  identified  on  Exhibit  F-1 to the  Pooling  and
Servicing  Agreement  (the "Group I Loans") and (ii) the  adjustable  and fixed rate one- to  four-family  mortgage loans  identified  on Exhibit F-2 to the Pooling and Servicing  Agreement  (the "Group II Loans," and together with the Group I Loans, the "Mortgage Loans").

         D.       In  connection  with the  purchase of the  Mortgage  Loans,  the  Company  will assign to RFC the
Class R Certificates (the "Retained Certificates").

         E.       In connection with the purchase of the Mortgage Loans and the issuance of the  Certificates,  RFC wishes to make certain representations and warranties to the Company.

         F.       The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the  Mortgage  Loans in March  2007).  In  consideration  of such  assignment,  RFC  will  receive  from the
Company, in immediately  available funds, an amount equal to $1,259,556,741.19  and the Retained  Certificates.  In
connection with such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related  Mortgage  Note (other  than any  Destroyed  Mortgage  Note,  hereinafter  defined) to the order of the
Trustee and  delivered  an  assignment  of mortgage in  recordable  form to the Trustee or its agent.  A "Destroyed
Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the  Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless  (a) this
Agreement  is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;
(b) the  conveyance  provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related  insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all  amounts  payable pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof  and (C) any and all  general  intangibles consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,  including,  without
limitation,  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,
whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the Trustee,  the
Custodian  or any other  agent of the Trustee of  Mortgage  Notes or such other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit, advices  of  credit,  investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to be
"possession by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction  (including  without  limitation,  Sections 8-106,  9-313 and
9-106  thereof);  and  (d) notifications  to persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this
Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all  filings  necessary  to  maintain  the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the
Company's  security  interest in or lien on the  Mortgage  Loans  including  without  limitation  (x)  continuation statements,  and (y) such other  statements as may be  occasioned by (1) any  change of name of RFC or the Company,
(2) any change of location of the state of formation,  place of business or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration  payable to
RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution  hereof (or, if otherwise  specified below, as of the date so specified and provided that all percentages of the Mortgage Loans  described in this Section 4 are  approximate  percentages by outstanding  principal  balance determined as of the Cut-off Date after deducting payments due during the month of the Cut-off Date):

(i)      Immediately  prior to the  delivery of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien or  security  interest  (other  than
(a) rights to servicing  and related  compensation,  and (b) any  senior lien relating to a Mortgage Loan listed on
Schedule A attached  hereto (the  "Junior  Lien  Mortgage  Loans"))  and had full right and  authority  to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii)     The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances thereunder  and any and all  requirements  as to  completion  of any  on-site or  off-site  improvements  and as to disbursements  of any escrow funds  therefor  (including  any escrow funds held to make  Monthly  Payments  pending completion  of such  improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid.

(iii)    The Mortgagor  (including any party  secondarily  liable under the Mortgage File) has no right of set-off, defense,  counterclaim  or right of  rescission  as to any document in the Mortgage  File except as may be provided under the Relief Act.

(iv)     RFC and any other  originator,  servicer or other  previous  owner of each  Mortgage Loan has obtained all licenses and effected all registrations  required under all applicable local,  state and federal laws,  regulations and orders,  including without  limitation truth in lending and disclosure laws,  necessary to own or originate the
Mortgage  Loans (the  failure to obtain such  licenses or to comply with such laws,  regulations  and orders  would make such Mortgage Loans void or voidable).

(v)      A policy of title  insurance,  in the form and amount  that is in  material  compliance  with the  Program
Guide,  was effective as of the closing of each Mortgage Loan, is valid and binding,  and remains in full force and effect  except for  Mortgaged  Properties  located in the State of Iowa where an  attorney's  certificate  has been provided in accordance with the Program Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

(vi)     Each  Mortgage  Loan is a valid and  enforceable  first lien (or in the case of the Junior  Lien  Mortgage
Loans,  junior lien) on the Mortgaged Property subject only to (1) the lien of nondelinquent  current real property taxes and assessments,  (2) covenants,  conditions and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage,  such exceptions  appearing of record being  acceptable to mortgage lending institutions  generally or specifically  reflected in the appraisal made in connection with the origination  of the related  Mortgage Loan,  and (3) other matters to which like  properties  are commonly  subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(vii)    All  improvements  which were considered in determining the Appraised Value of the Mortgaged  Property lie
wholly within the boundaries and the building  restriction lines of the Mortgaged Premises,  or the policy of title insurance  affirmatively  insures  against loss or damage by reason of any violation,  variation,  encroachment  or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.

(viii)   There are no delinquent tax or delinquent  assessment liens against the related  Mortgaged  Property,  and there are no mechanic's  liens or claims for work,  labor or material or any other liens  affecting  such Mortgaged
Property  which are or may be a lien prior to, or equal with,  the lien of the  Mortgage  assigned  to RFC,  except those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)     Each  Mortgaged  Property is free of material  damage and is in good repair and no notice of  condemnation has been given with respect thereto.

(x)      The  improvements  upon the  Mortgaged  Property  are insured  against  loss by fire and other  hazards as required by the Program Guide,  including  flood  insurance if required  under the National Flood  Insurance Act of
1968,  as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance at the  Mortgagor's expense,  and on the  Mortgagor's  failure to do so,  authorizes  the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)     The appraisal was made by an appraiser who meets the minimum  qualifications  for  appraisers as specified in the Program Guide.

(xii)    Each  Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation  of the  Mortgagor enforceable  in  accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other  similar  laws affecting generally the enforcement of creditors' rights.

(xiii)   Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)    Approximately 0.1% of the Mortgage Loans are secured by a leasehold estate.

(xv)     The  information  set forth on the Mortgage  Loan  Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi)    None of the Mortgage  Loans are 30 to 59 days  Delinquent in payment of principal  and  interest.  None of the Mortgage  Loans are 60 to 89 days  Delinquent  in the payment of  principal  or interest.  None of the Mortgage
Loans are 90 or more days  Delinquent  in the payment of  principal or  interest.  0.2% of the Mortgage  Loans have been a maximum of 30 or more days  Delinquent  in payment of principal  or interest in the last 12 months.  For the purposes of this  representation  a Mortgage Loan is considered  Delinquent if a Subservicer or the Master Servicer
has made any advances on the Mortgage  Loan that have not been  reimbursed  out of payments by the  mortgagor or on the  mortgagor's  behalf from a source other than a  Subservicer,  a Seller,  the Master  Servicer or an affiliated entity of either.

(xvii)   None of the Mortgage Loans with  Loan-to-Value  Ratios, or combined  Loan-to-Value  Ratios with respect to
Junior Lien Loans,  at  origination in excess of 80% are insured by a  borrower-paid,  primary  mortgage  insurance policy.

(xviii)  The weighted  average  Loan-to-Value  Ratio with respect to Group I Loans, and the Group II Loans, in each case by outstanding principal balance at origination, is 82.6% and 82.9%, respectively.

(xix)    No more than  approximately  0.2% of the Group I Loans are located in any one zip code area in  California and no more  than  approximately  0.3% of the  Group I Loans  are  located  in any one zip  code  area  outside  of
California.

(xx)     Approximately  99.9% of the  Group I Loans and all of the Group II Loans  that are  adjustable-rate  loans will adjust  semi-annually  based on Six-Month  LIBOR (as defined in the  Prospectus  Supplement),  and 0.1% of the
Group I Loans that are  adjustable-rate  loans will  adjust  annually  based on  One-Year  LIBOR (as defined in the
Prospectus  Supplement ). Each of the Mortgage Loans that are  adjustable-rate  loans will adjust on the Adjustment
Date  specified in the related  Mortgage  Note to a rate equal to the sum  (rounded as described in the  Prospectus
Supplement)  of the related  Index  described  in the  Prospectus  Supplement  and the Note Margin set forth in the related Mortgage Note, subject to the limitations  described in the Prospectus  Supplement,  and each Mortgage Loan has an  original  term to  maturity  from the date on which  the  first  monthly  payment  is due of not more  than approximately  30  years.  On  each  Adjustment  Date,  the  Mortgage  Rate  on  each  Mortgage  Loan  that  is  an adjustable-rate  loan will be adjusted to equal the related Index plus the related  Gross  Margin,  subject in each case to the  Periodic  Rate Cap,  the  Mortgage  Rate and the  Minimum  Mortgage  Rate.  The amount of the  monthly payment  on each  Mortgage  Loan that is an  adjustable-rate  loan will be  adjusted  on the first day of the month following  the month in which the  Adjustment  Date  occurs to equal the amount  necessary  to pay  interest at the then-applicable  Mortgage Rate to fully amortize the outstanding  principal  balance of such Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

(xxi)    With respect to each Mortgage  constituting a deed of trust, a trustee,  duly qualified  under  applicable law to serve as such, has been properly  designated  and currently so serves and is named in such Mortgage,  and no fees or expenses  are or will become  payable by the holder of the Mortgage  Loan to the trustee  under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(xxii)   Approximately  11.3% and 8.6% of the  Mortgaged  Properties  related to the Group I Loans and the Group II
Loans,  respectively,  are  units  in  detached  planned  unit  developments.  Approximately  1.6%  and 2.2% of the
Mortgaged Properties related to the Group I Loans and Group II Loans,  respectively,  are units in attached planned unit  developments.  Approximately  1.3% and 2.0% of the Mortgaged  Properties related to the Group I Loans and the
Group II Loans,  respectively,  are units in townhouses.  Approximately  5.2% and 4.5% of the Mortgaged  Properties
related to the Group I Loans and the Group II Loans,  respectively,  are condominium units.  Approximately 0.1% and
0.2% of the  Mortgaged  Properties  related  to the  Group I  Loans  and the  Group  II  Loans,  respectively,  are leaseholds.  Each Mortgaged Property is suitable for year-round occupancy.

(xxiii)  Approximately  93.9% of the Mortgaged  Properties related to the Mortgage Loans are secured by the owner's primary  residence.  Approximately  2.3% of the Mortgaged  Properties  related to the Mortgage Loans are secured by the owner's second or vacation  residence.  Approximately 3.8% of the Mortgaged  Properties related to the Mortgage
Loans are secured by a non-owner occupied residence.

(xxiv)   Approximately  74.8% and 76.1% of the Mortgaged  Properties  related to the Group I Loans and the Group II
Loans,  respectively,  are  secured by  detached  one-family  dwelling  units.  Approximately  5.7% and 6.3% of the
Mortgaged  Properties  related to the Group I Loans and the Group II Loans,  respectively,  are  secured by two- to four-family dwelling units.

(xxv)    The  average  outstanding  principal  balance  of the  Group  I Loans  at  origination  was  approximately
$161,416.  The  average  outstanding  principal  balance  of the Group II Loans at  origination  was  approximately
$175,287.  No Group I Loan or Group II Loan at  origination  had a  principal  balance  of less  than  $10,050  and
$15,120 or more than $ 1,000,000 and $414,000, respectively.

(xxvi)   As of the  Cut-off  Date,  all  Mortgage  Rate  adjustments  on the  Mortgage  Loans that have  reached an
Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvii)  Any  escrow  arrangements  established  with  respect  to any  Mortgage  Loan are in  compliance  with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxviii) Except as otherwise  specifically  set forth herein,  there is no default,  breach,  violation or event of acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure  period,  would  constitute  a  default,  breach,  violation  or event of  acceleration,  and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other  entity  involved in originating or servicing a Mortgage Loan.

(xxix)   Each  Mortgage  Loan  constitutes  a "qualified  mortgage"  under  Section  860G(a)(3)(A)  of the Code and
Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of  Treasury  Regulation  Section  1.860G-2(a)(3)  or  Treasury  Regulation  Section  1.860G-2(f)(2)  or any  other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2),
(4), (5), (6), (7) and (9).

(xxx)    No more than  approximately  59.2% of the Group I Loans have been classified by RFC as Credit Grade A4, no more than  approximately  25.0% of the Group I Loans have been  classified  by RFC as Credit Grade A5, no more than approximately  9.6% of any Group I Loans have been  classified  by RFC as Credit Grade AX Mortgage  Loans,  no more than  approximately  4.4% of the Group I Loans have been  classified by RFC as Credit Grade AM Mortgage  Loans,  no more than  approximately  1.1% of the Group I Loans have been  classified  by RFC as Credit Grade B Mortgage  Loans and no more than  approximately  0.9% of the Group I Loans have been  classified  by RFC as Credit Grade C Mortgage
Loans, in each case as described generally in the Prospectus Supplement.

(xxxi)   No more than  approximately  68.0% of the Group II Loans have been  classified  by RFC as Credit Grade A4, no more than  approximately  16.3% of the Group II Loans have been  classified  by RFC as Credit  Grade A5, no more than  approximately  10.2% of any Group II Loans have been  classified by RFC as Credit Grade AX Mortgage Loans, no more than  approximately  4.2% of the Group II Loans have been classified by RFC as Credit Grade AM Mortgage Loans, no more than  approximately  1.0% of the Group II Loans  have been  classified  by RFC as Credit  Grade B  Mortgage
Loans and no more than  approximately  0.6% of the Group II Loans  have been  classified  by RFC as Credit  Grade C
Mortgage Loans, in each case as described generally in the Prospectus Supplement.

(xxxii)  No Mortgage Loan is a graduated payment loan or has a shared appreciation or contingent interest feature.

(xxxiii) With respect to each Mortgage Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration  of the  payment  of the  unpaid  principal  balance  of the  Mortgage  Loan in the event the  related
Mortgaged  Property is sold without the prior  consent of the  mortgagee  thereunder  or (ii) the Mortgage  Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxiv)  No Mortgage Loan provides for deferred interest or negative amortization.

(xxxv)   None of the Mortgage Loans are buy-down Mortgage Loans.

(xxxvi)                    Each  Mortgaged  Property is a single  parcel of real  estate  with a one- to  four-unit single  family  residence  thereon,  a condominium  unit, a  manufactured  housing  unit, a unit in a townhouse,  a planned unit  development,  a leasehold or a modular home; and no Mortgage  Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxvii) No more than  approximately  34.3% and 42.6% of the Group I Loans and Group II Loans,  respectively,  were made to  Mortgagors  with credit  scores as  described  generally  in the  Prospectus  Supplement  of less than 600 excluding  Mortgagors  whose credit scores are not available to RFC. The weighted  average of the credit scores for the Group I Loans and the Group II Loans for which Credit  Scores are  available to RFC was  approximately  610 and
618, respectively, as of the Cut-off Date.

(xxxviii)         No instrument of release or waiver has been executed in connection with the Mortgage  Loans,  and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxix)                    The  weighted  average  remaining  term to stated  maturity of the Group I Loans and the
Group II Loans,  respectively,  as of the  cut-off  date will be  approximately  352 and 354 months.  The  weighted average  original  term to maturity of the Group I Loans and the Group II  Loans,  respectively,  as of the cut-off date will be approximately 354 and 357 months.

(xl)     No  Group I Loan  has a  prepayment  penalty  term  that  extends  beyond  five  years  after  the date of origination.

(xli)    Approximately 25.2% of the Group I Loans and 30.6% of the Group II Loans are Balloon Mortgage Loans.

(xlii)   None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination of such Mortgage  Loan, are referred to as (1) "high cost" or "covered"  loans or (2) any other similar designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees.

(xliii)  [Reserved.]

(xliv)   Each Group I Loan and Group II Loan listed on the attached  Exhibit B has an original  term to maturity of
360 months and an original  amortization  term of 480 months or an  original  term to maturity of 540 months and an original  amortization  term of 540 months or an  original  term to  maturity  of 600 months and an  original  term amortization term of 600 months.

(xlv)    Each Mortgage Loan and prepayment  penalty  associated  with the Mortgage Loan at origination  complied in all material respects with applicable local, state and federal laws,  including,  without limitation,  usury, equal credit opportunity,  real estate settlement procedures,  truth-in-lending and disclosure laws, and the consummation of the transactions contemplated hereby will not involve the violation of any such laws.

(xlvi)   None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

(xlvii)  None of the Mortgaged Properties are units in manufactured housing developments.

(xlviii) No Mortgage Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia.

(xlix)   No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the current  version of Appendix E of the Standard & Poor's  Glossary For File Format For LEVELS(R)Version 5.7 (attached hereto as Exhibit A); and there is no mortgage  loan in the trust that was  originated on or after January 1, 2005, which is a "high cost home loan" as defined  under the Indiana Home  Practices  Act (I.C.  2409);  provided that no representation  and warranty is made in this clause  (xlvii) with respect to 0.1% and 0.1% of the Group I Loans and
Group II Loans,  respectively,  secured by property located in the State of Kansas or with respect to approximately
0.3% and 0.2% of the Group I Loans and the Group II Loans,  respectively,  secured by property located in the State of West Virginia.

(l)      With respect to each Group II Loan,  no borrower  obtained a prepaid  single-premium  credit-life,  credit disability,  credit  unemployment  or credit  property  insurance  policy in connection with the origination of the
Mortgage Loan.

(li)     The related  Subservicer or the Master Servicer for each Mortgage Loan has fully furnished,  in accordance with the Fair Credit  Reporting Act and its  implementing  regulations,  accurate and complete  information  (i.e., favorable and unfavorable) on its borrower credit files to Equifax,  Experian,  and Trans Union Credit  Information
Company (three of the credit repositories), on a monthly basis.

(lii)    The Subservicer  for each Mortgage Loan or the Master Servicer will fully furnish,  in accordance with the
Fair Credit Reporting Act and its implementing  regulations,  accurate and complete  information  (i.e.,  favorable and  unfavorable) on its borrower credit files to Equifax,  Experian,  and Trans Union Credit  Information  Company
(three of the credit repositories), on a monthly basis.

(liii)   With  respect to any Group II Loan that  contains a provision  permitting  imposition  of a penalty upon a prepayment prior to maturity:

                           (i) the Seller's  pricing  methods  include  mortgage loans with and without  prepayment premiums;

                           (ii) borrowers  selecting Group II Loans which include such prepayment  premiums receive some  benefit,  (e.g. a rate or fee  reduction),  in exchange  for  selecting a Group II
                           Loan with a prepayment premium;

                           (iii) the  originator  of the Group II Loans had a  verifiable  policy of  offering  the borrower,  or requiring  third-party  brokers to offer the borrower an array of mortgage loan  products  that  included  mortgage  loan  products  with  prepayment  premiums and mortgage loan products that did not require payment of such a premium;

                           (iv)  the  prepayment  premium  is  disclosed  to the  borrower  in the  loan  documents pursuant to applicable state and federal law;

                           (v)  notwithstanding  any state or federal  law to the  contrary,  the  Master  Servicer shall not impose such  prepayment  premium in any  instance  when the  mortgage  debt is accelerated as the result of the borrower's default in making the loan payments; and

                           (vi) no Group II Loan has a  prepayment  penalty  term that  extends  beyond three years after  the date of  origination,  unless  the loan  will be within 90 days from the date hereof  modified  to reduce the  prepayment  penalty  term to no more than  three  years after  the  date of  origination  and the  borrower  was  notified  in  writing  of such reduction in prepayment penalty term.

(liv)    The  originator  of each Group II Loan offered the related  borrower  mortgage loan products for which the borrower  qualified  and we are not aware that the  originator  encouraged  or  required  the  borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers.

(lv)     The originator of the Group II Loans  adequately  considered  the  borrower's  ability to make payments by employing  underwriting  techniques that considered a variety of factors,  such as: the borrower's  income,  assets and liabilities, and not solely the collateral value, in deciding to extend the credit at the time of origination.

(lvi)    No borrower  under a Group II Loan in the trust was charged  "points and fees" in an amount  greater  than
(a) $1,000 or (b) 5% of the principal  amount of such  Mortgage  Loan,  whichever is greater.  For purposes of this representation,  "points and fees" (x) include  origination,  underwriting,  broker and  finder's  fees and charges that the lender  imposed as a  condition  of making the  Mortgage  Loan,  whether  they are paid to the lender or a third party; and (y) exclude bona fide discount points,  fees paid for actual services  rendered in connection with the  origination of the mortgage  (such as attorney's  fees,  notaries fees and fees paid for property  appraisals, credit reports,  surveys,  title examinations and extracts,  flood and tax  certifications,  and home inspections);
the cost of mortgage  insurance or credit-risk price adjustments;  the costs of title,  hazard, and flood insurance policies;  state and local  transfer taxes or fees;  escrow  deposits for the future payment of taxes and insurance premiums;  and other  miscellaneous fees and charges,  which  miscellaneous fee and charges, in total do not exceed
0.25 percent of the loan amount.

(lvii)   With  respect to any Group II Loan  originated  on or after August 1, 2004,  neither the related  Mortgage nor the related  Mortgage Note requires the borrower to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the Mortgage Loan transaction.

(lviii)  The principal  balance at  origination  for each Group II Mortgage Loan that is secured by a single family property  located in any state  other than the States of Hawaii or Alaska did not exceed  $417,000.  The  principal balance at origination for each Group II Mortgage Loan that is secured by a single family  property  located in the
States  of Hawaii or  Alaska  or the  Territories  of Guam or the  Virgin  Islands  did not  exceed  $625,500.  The principal  balance at origination for each Group II Mortgage Loan that is secured by a two-,  three- or four-family property  located in any state  other than the States of Hawaii or Alaska  did not  exceed  $533,850,  $645,300  or
$801,950,  respectively.  The principal  balance at origination  for each Group II Mortgage Loan that is secured by a two-,  three- or  four-family  property  located in the States of Hawaii or Alaska or the  Territories of Guam or
the Virgin Islands did not exceed $800,775, $967,950 and $1,202,925, respectively.

(lix)    With respect to any Group II Loan that is a subordinate lien mortgage loan:

                           (i) such lien is on a one- to four-family  residence that is the principal  residence of the borrower;

                           (ii) no subordinate  lien mortgage loan has an original  principal  balance that exceeds one-half of the one-unit  limitation for first lien mortgage  loans,  i.e.  $208,500 (in
                           Alaska,  Guam,  Hawaii or Virgin  Islands:  $312,750),  without  regard to the number of units; and

                           (iii) the original  principal  balance of the first lien mortgage loan plus the original principal  balance  of  any  subordinate  lien  mortgage  loans  relating  to  the  same mortgaged  property  does not exceed  the  applicable  Freddie  Mac loan limit for first lien mortgage loans for that property type (as set out in Section 4(lviii) above).

(lx)     No Group II Loan is  "seasoned"  (a seasoned  mortgage  loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security).

(lxi)    No refinance or purchase  money Group II Loan in the trust has an annual  percentage  rate or total points and fees that exceed the thresholds  set by the Home Ownership and Equity  Protection Act of 1994 ("HOEPA") and its
implementing regulations, including 12 CFRss.226.32(a)(1)(i) and (ii).

(lxii)   The  information  set  forth  in  the  prepayment  charge  schedule  attached  hereto  as  Exhibit  C (the
"Prepayment Charge Schedule") is complete,  true and correct in all material respects at the date or dates on which such  information is furnished,  and each prepayment  penalty is permissible and enforceable in accordance with the terms  disclosed in the Prepayment  Charge Schedule upon the mortgagor's  full and voluntary  principal  prepayment under  applicable  law,  except to the extent that:  (1) the  enforceability  thereof may be limited by bankruptcy, insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights; (2) the collectability thereof may be limited due to  acceleration in connection with a foreclosure or other  involuntary  prepayment;  or
(3) subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the occurrence of a Repurchase  Event (as described  in Section 5 below),  which  materially  and  adversely  affects  the  interests  of any  holders of the
Certificates  or the Company in such  Mortgage  Loan  (notice of which breach or  occurrence  shall be given to the
Company by RFC,  if it  discovers  the same),  RFC shall,  within 90 days  after the  earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or,  except as otherwise provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such  Mortgage
Loan or (ii)  substitute a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing  Agreement.  Notwithstanding  the
foregoing,  it is understood by the parties hereto that a breach of the  representations and warranties made in any of clauses  (xlv)  through  (lxi) of this Section 4 with respect to any Group II Loan will be deemed to  materially
and  adversely   affect  the  interests  of  the  Holders  of  the  Certificates  in  the  related  Mortgage  Loan.
Notwithstanding  the  foregoing,  RFC shall not be  required  to cure  breaches,  Repurchase  Events or purchase or substitute  for  Mortgage  Loans as  provided  above if the  substance  of such  breach or  Repurchase  Event  also constitutes  fraud in the  origination  of the Mortgage  Loan.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant to this  Section 4 was the representation  set forth in clause  (xlv) of this  Section 4, then RFC shall pay to the Trust  Fund,  concurrently with and in  addition to the  remedies  provided  in the  preceding  sentence,  an amount  equal to any  liability, penalty or expense that was actually  incurred  and paid out of or on behalf of the Trust Fund,  and that  directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.       With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is discovered  that,  as of the date hereof,  the related  Mortgage  Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property  subject  only to (i) the lien of real  property taxes and  assessments  not yet due and payable,  (ii)  covenants,  conditions,  and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such  Mortgage  and such  other permissible  title  exceptions as are listed in the Program Guide and (iii) other matters to which like  properties are commonly  subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the
Mortgaged Property.

6.       RFC hereby  represents  and warrants to the Company that with respect to each Mortgage  Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the Closing Date is equal to or greater  than 100% of the Stated  Principal
Balance thereof.

7.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.       RFC, as master  servicer  under the Pooling and Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors'
rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the Master Servicer,  maximize recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a
Prepayment  Charge in  connection  with a  refinancing  of a  Mortgage  Loan that is not  related to a default or a reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the  standards  described above,  then the Master  Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount  prepaid on the  related  Mortgage  Loan is  required to be deposited into the Custodial  Account.  Notwithstanding  any other provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                                             [Signature page follows]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT A

                                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                        FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                                           REVISED October 20, 2006

                  APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

                  Standard  &  Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws  in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that certain loans  classified by the relevant  statute as Covered are included in Standard & Poor's High Cost Loan
Category because they included  thresholds and tests that are typical of what is generally  considered High Cost by the industry.

                  STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
                                                                                                                               CATEGORY UNDER
                                                               NAME OF ANTI-PREDATORY LENDING                                 APPLICABLE ANTI-
             STATE/JURISDICTION                                      LAW/EFFECTIVE DATE                                     PREDATORY LENDING LAW
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Arkansas                                      Arkansas Home Loan Protection Act,                                 High Cost Home Loan
                                              Ark. Code Ann.ss.ss.23-53-101 et seq.

                                              Effective July 16, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Cleveland Heights, OH                         Ordinance No. 72-2003 (PSH), Mun.                                  Covered Loan
                                              Codess.ss.757.01 et seq.

                                              Effective June 2, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Colorado                                      Consumer Equity Protection, Colo. Stat.                            Covered Loan
                                              Ann.ss.ss.5-3.5-101 et seq.

                                              Effective for covered loans offered or entered into on or after
                                              January 1, 2003. Other provisions of the Act took effect on June
                                              7, 2002
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Connecticut                                   Connecticut Abusive Home Loan                                      High Cost Home Loan
                                              Lending Practices Act, Conn. Gen. Stat.
                                              ss.ss.36a-746 et seq.

                                              Effective October 1, 2001
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
District of Columbia                          Home Loan Protection Act, D.C. Code                                Covered Loan
                                              ss.ss.26-1151.01 et seq.

                                              Effective for loans closed on or after January 28, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Florida                                       Fair Lending Act, Fla. Stat. Ann.ss.ss.                             High Cost Home Loan
                                              494.0078 et seq.

                                              Effective October 2, 2002
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Georgia (Oct. 1, 2002 -                       Georgia Fair Lending Act, Ga. Code                                 High Cost Home Loan
Mar. 6, 2003)                                 Ann.ss.ss.7-6A-1 et seq.

                                              Effective October 1, 2002 - March 6 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Georgia as amended                            Georgia Fair Lending Act, Ga. Code                                 High Cost Home Loan
(Mar. 7, 2003 - current)                      Ann.ss.ss.7-6A-1 et seq.

                                              Effective for loans closed on or after
                                              March 7, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
HOEPA Section 32                              Home Ownership and Equity Protection                               High Cost Loan
                                              Act of 1994, 15 U.S.C.ss.1639, 12
                                              C.F.R.ss.ss.226.32 and 226.34

                                              Effective October 1, 1995, amendments
                                              October 1, 2002
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Illinois                                      High Risk Home Loan Act, Ill. Comp.                                High Risk Home Loan
                                              Stat. tit. 815,ss.ss.137/5 et seq.

                                              Effective January 1, 2004 (prior to this date, regulations under
                                              Residential
                                              Mortgage License Act effective from May 14, 2001)
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Indiana                                       Indiana Home Loan Practices Act, Ind. Code Ann.ss.ss.24-9-1-1 et     High Cost Home LoanS
                                              seq.

                                              Effective January 1, 2005; amended by 2005 HB 1179, effective
                                              July 1, 2005
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Kansas                                        Consumer Credit Code, Kan. Stat. Ann.                              High Loan to Value Consumer Loan (id.ss.
                                              ss.ss.16a-1-101 et seq.                                               16a-3-207) and;

                                              Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999;
                                              Section 16a-3-308a became effective July 1, 1999
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
                                                                                                                 High APR Consumer Loan (id.ss.16a-3-308a)
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Kentucky                                      2003 KY H.B. 287 - High Cost Home                                  High Cost Home Loan
                                              Loan Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                                              Effective June 24, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Maine                                         Truth in Lending, Me. Rev. Stat. tit. 9-                           High Rate High Fee Mortgage
                                              A,ss.ss.8-101 et seq.

                                              Effective September 29, 1995 and as amended from time to time
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Massachusetts                                 Part 40 and Part 32, 209 C.M.R.ss.ss.                               High Cost Home Loan
                                              32.00 et seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                              Effective March 22, 2001 and amended from time to time
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Nevada                                        Assembly Bill No. 284, Nev. Rev. Stat.                             Home Loan
                                              ss.ss.598D.010 et seq.

                                              Effective October 1, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------

--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
New Jersey                                    New Jersey Home Ownership Security                                 High Cost Home Loan
                                              Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et seq.

                                              Effective for loans closed on or after November 27, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
New Mexico                                    Home Loan Protection Act, N.M. Rev.                                High Cost Home Loan
                                              Stat.ss.ss.58-21A-1 et seq.

                                              Effective as of January 1, 2004; Revised
                                              as of February 26, 2004
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
New York                                      N.Y. Banking Law Article 6-1                                       High Cost Home Loan

                                              Effective for applications made on or after April 1, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
North Carolina                                Restrictions and Limitations on High                               High Cost Home Loan
                                              Cost Home Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                              Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Ohio                                          H.B. 386 (codified in various sections of the Ohio Code), Ohio     Covered Loan
                                              Rev. Code Ann.ss.ss.1349.25 et seq.

                                              Effective May 24, 2002
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Oklahoma                                      Consumer Credit Code (codified in various sections of Title 14A)   Subsection 10 Mortgage

                                              Effective July 1, 2000; amended effective January 1, 2004
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
South Carolina                                South Carolina High Cost and                                       High Cost Home Loan
                                              Consumer Home Loans Act, S.C. Code
                                              Ann.ss.ss.37-23-10 et seq.

                                              Effective for loans taken on or after January 1, 2004
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
West Virginia                                 West Virginia Residential Mortgage Lender, Broker and Servicer     West Virginia Mortgage Loan Act Loan
                                              Act, W.
                                              Va. Code Ann.ss.ss.31-17-1 et seq.

                                              Effective June 5, 2002
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------

                  STANDARD & POOR'S COVERED LOAN CATEGORIZATION

--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
             STATE/JURISDICTION                                NAME OF ANTI-PREDATORY LENDING                                  CATEGORY UNDER
                                                                                                                              APPLICABLE ANTI-
                                                                     LAW/EFFECTIVE DATE                                     PREDATORY LENDING LAW
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Georgia (Oct. 1, 2002 -                       Georgia Fair Lending Act, Ga. Code                                 Covered Loan
Mar. 6, 2003)                                 Ann.ss.ss.7-6A-1 et seq.

                                              Effective October 1, 2002 - March 6, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
New Jersey                                    New Jersey Home Ownership Security                                 Covered Home Loan
                                              Act of 2002, N.J. Rev. Stat.ss.ss.46:10B 22 et seq.

                                              Effective November 27, 2003 - July 5, 2004
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------

                  STANDARD & POOR'S HOME LOAN CATEGORIZATION

--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
             STATE/JURISDICTION                                NAME OF ANTI-PREDATORY LENDING                                  CATEGORY UNDER
                                                                                                                              APPLICABLE ANTI-
                                                                     LAW/EFFECTIVE DATE                                     PREDATORY LENDING LAW
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
Georgia (Oct. 1, 2002 -                       Georgia Fair Lending Act, Ga. Code                                 Home Loan
Mar. 6, 2003)                                 Ann.ss.ss.7-6A-1 et seq.

                                              Effective October 1, 2002 - March 6, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
New Jersey                                    New Jersey Home Ownership Security                                 Home Loan
                                              Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et seq.

                                              Effective for loans closed on or after November 27, 2003
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
New Mexico                                    Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.      Home Loan

                                              Effective as of January 1, 2004; Revised as of February 26, 2004
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
North Carolina                                Restrictions and Limitations on High Cost Home Loans, N.C. Gen.    Consumer Home Loan
                                              Stat.ss.ss.
                                              24-1.1E et seq.

                                              Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------
South Carolina                                South Carolina High Cost and Consumer Home Loans Act, S.C. Code    Consumer Home Loan
                                              Ann.ss.ss.37-23-10 et seq.

                                              Effective for loans taken on or after January 1, 2004
--------------------------------------------- ------------------------------------------------------------------ --------------------------------------------

                                             Schedule of Balloon Loans

                                                 [ON FILE AT RFC]

                                                     EXHIBIT C

                                            Prepayment Charge Schedule

                                                    [ATTACHED]